EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of Chembio Diagnostics, Inc. (the “Company”) for the quarter ended March 31, 2005, each of the undersigned Lawrence A. Siebert, the Chief Executive Officer of the Company, and Richard J. Larkin, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 13, 2005

/s/ Lawrence A. Siebert

             Lawrence A. Siebert

             Chief Executive Officer

Dated:  May 13, 2005

/s/ Richard J. Larkin

             Richard J. Larkin

             Chief Financial Officer